      As filed with the Securities and Exchange Commission on April 1, 1998
                                                      Registration No.
                                                                      ----------
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                          ----------------------------

                             SPRINGS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         South Carolina                                     57-0252730
(State or other jurisdiction                              (IRS Employer
of incorporation or organization)                    Identification Number)

                             205 North White Street
                         Fort Mill, South Carolina 29715
              (Address of Principal Executive Offices and Zip Code)

                            SPRINGS INDUSTRIES, INC.
                            1991 INCENTIVE STOCK PLAN
                            (Full title of the plan)

                                C. Powers Dorsett
               Senior Vice President-General Counsel and Secretary
                            Springs Industries, Inc.
                             205 North White Street
                         Fort Mill, South Carolina 29715
                     (Name and address of agent for service)

                                 (803) 547-3768
          (Telephone number, including area code, of agent of service)

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
Title of              Amount          Proposed      Proposed        Amount of
securities            to be           maximum       maximum         registration
to be                 registered      offering      aggregate       fee
registered                            price per     offering
                                      share (1)     price
--------------------------------------------------------------------------------
Class A Common
Stock
par value          1,250,000 shares   $55.15625   $68,945,312.50   $20,338.87
$.25 per
share
--------------------------------------------------------------------------------

(1) Estimated, pursuant to Rules 457(c) and (h) of the Securities Act of 1933, solely for calculation of the registration fee, based on the average of the high and low prices per share of the Class A Common Stock on March 30, 1998, on the New York Stock Exchange.



================================================================================

         The Exhibit Index appears after the Signature Page of this Registration Statement.



                           INCORPORATION BY REFERENCE

         Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement filed by Springs Industries, Inc. (the "Company") under Registration Number 33-46260, as amended, with respect to securities offered pursuant to the Company's 1991 Incentive Stock Plan, as amended (the "Plan"), are hereby incorporated by reference herein, and the Registrant hereby deems such contents to be a part hereof, except as otherwise updated or modified by this Registration Statement.






                                     PART II

Item 5.  Interests of Named Experts and Counsel.

         The opinion as to the validity of the securities being registered has been furnished by C. Powers Dorsett, Senior Vice President-General Counsel and Secretary of the Registrant, who is eligible for and who has received awards under the Plan.

                                   SIGNATURES

The Registrant

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Fort Mill, South Carolina, on April 1, 1998.

                                      SPRINGS INDUSTRIES, INC.



                                      By:   s/C. Powers Dorsett
                                          -----------------------------------
                                               C. Powers Dorsett
                                               Senior Vice President-
                                               General Counsel & Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

                                                              Date:

 Principal Executive       s/Crandall C. Bowles               March 30, 1998
 Officer:                  -------------------------------
                           Crandall C. Bowles
                           Director, President & Chief
                           Executive officer


                                                              Date:

 Principal Financial       s/James F. Zahrn                   April 1, 1998
 Officer:                  -------------------------------
                           James F. Zahrn
                           Executive Vice President and
                           Chief Financial Officer


                                                              Date:

 Principal Accounting      s/Charles M. Metzler               April 1, 1998
 Officer:                  -------------------------------
                           Charles M. Metzler
                           Vice President-Controller






                       (signatures continued on next page)

 Directors:                                                      Date:
 John F. Akers*
 John L. Clendenin*                                              April 1, 1998
 Leroy S. Close*               By:  s/C. Powers Dorsett
                                   --------------------
 Charles W. Coker*                 C. Powers Dorsett
 Walter Y. Elisha*                 (attorney-in-fact)*
 John H. McArthur*                 April 1, 1998
 Aldo Papone*
 Donald S. Perkins*
 Robin B. Smith*
 Sherwood H. Smith, Jr.*
 Stewart Turley*               *by power of attorney

                                INDEX TO EXHIBITS


Exhibit 4.1 Articles of Incorporation of the Registrant, as amended and currently in effect [incorporated by reference to Exhibit 3(a) to Registrant's Report on Form 10-Q filed August 15, 1994]

Exhibit 4.2 Bylaws of the Registrant, as amended and currently in effect [incorporated by reference to Exhibit 3(b) of Registrant's Report on Form 10-K filed March 27, 1998]

Exhibit 4.3       Amendments to Springs Industries, Inc. 1991 Incentive Stock
                  Plan [incorporated by reference to Exhibit 10(a) to Registrant's Report on Form 10-Q filed May 14, 1996, and
                  Exhibit 10(j) to Registrant's Report on Form 10-K filed March
                  28, 1997]

Exhibit 5.1       Opinion of C. Powers Dorsett

Exhibit 23.1      Consent of Deloitte & Touche LLP

Exhibit 23.2      Consent of C. Powers Dorsett (included in Exhibit 5.1)

Exhibit 24.1      Powers of Attorney of certain Directors